                                  EXHIBIT 23.1


Independent Auditors' Consent


We consent to the incorporation by reference in the Registration Statement No. 33-91792 of Capital Bancorp on Form S-8 of our report dated February 23, 1996 appearing in this Annual Report on Form 10-K for the year ended December 31, 1995.


Deloitte & Touche LLP
Miami, Florida
March 28, 1996


                                    - 109 -